                   POLICY MANAGEMENT SYSTEMS CORPORATION
                1993 LONG-TERM INCENTIVE PLAN OF EXECUTIVES


                                    1.

                                  PURPOSE

     The purpose of this Plan is to promote the interest of Policy Management Systems Corporation ("PMSC") and it subsidiaries by granting Options to purchase Common Stock to certain key employees in order (1) to attract and retain said employees, (2) to provide an additional incentive to each such employee to work to increase the value of Common Stock and (3) to provide each such employee with a stake in the future of PMSC which corresponds to the stake of each of PMSC's shareholders.

                                    2.

                                DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.
     2.1. Board - - means the Board of Directors of PMSC.
     2.2. Committee - - means the Compensation Committee of the
Board.
     2.3. Employee - - shall mean an employee of PMSC or any of its subsidiaries.

     2.4. Executive Council - - shall mean the Executive Council of PMSC. The Executive Council shall be appointed by the Committee, based upon the recommendation of management, and shall serve as an advisory council to the chief executive officer and other senior management of PMSC.
     2.5. Common Stock - - means the common stock of PMSC.
     2.6. Effective Date - - shall mean the effective date of this Plan as set forth in Section 4.
     2.7. Fair Market Value - - means the closing price on any date for a share of Common Stock on the New York Stock Exchange or any other national securities exchange on which the Common Stock is listed. If no such price quotation is available, "Fair Market Value" shall mean the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock would change hands between a willing seller and a willing buyer, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.
     2.8. Option - - shall mean a nonqualified stock option granted under this Plan to purchase a number of shares of Common Stock.
All options under this Plan are intended to be nonqualified stock options and are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.
     2.9. Termination Date - - shall mean December 31, 1998, after which no Option shall be granted under this Plan.

                                    3.

                         SHARES SUBJECT TO OPTIONS

     There shall be 750,000 shares of Common Stock reserved for use under this Plan, and such shares of Common Stock shall be reserved from authorized but unissued shares of Common Stock. Furthermore, any shares of Common Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under the Plan.

                                    4.

                              EFFECTIVE DATE

     The Effective Date of this Plan shall be the date it is adopted by the Board, provided that the shareholders representing a majority of the shares of PMSC voting at a duly called meeting of such shareholders approve this Plan after such Effective Date. Any Options granted under this Plan before the date of such shareholder approval automatically shall be granted subject to such shareholder approval.

                                    5.

                                 COMMITTEE

     This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 13, Section 14 and Section 15) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which shall be binding on PMSC, on each affected Employee and on each other person directly or indirectly affected by such action. The Committee shall have the power, in the event the number of shares available for issuance under the Plan is less than the number of shares that otherwise would be subject to an Option, to provide for the issuance of an Option for a reduced number of shares and for the issuance of an additional Option for the number of shares constituting such reduction if and when shares again become available. Notwithstanding the foregoing, except as expressly set forth in this Plan, the Committee shall not have the right to diminish the rights of an Employee under any Option granted under this Plan without the written consent of such Employee.

                                    6.

                                ELIGIBILITY

     Only members of the Executive Council shall be eligible for the grant of Options under this Plan.

                                    7.

                             GRANT OF OPTIONS

     7.1. Initial Grant. On the Effective Date, each member of the Executive Council serving on such date shall receive an Option for the number of shares of Common Stock set forth below opposite the office which he holds on the Effective Date:

     Chief Executive Officer                 - -   100,000 shares
     Executive Vice President                - -    50,000 shares
     Senior Vice President, holding
      the position of Group Manager          - -    30,000 shares
     Senior Vice President                   - -    25,000 shares
     Vice President  (Elected or Appointed)  - -    12,500 shares

     7.2. New members. Any person not serving on the Executive Council on the Effective Date who is appointed to the Council on or before the Termination Date shall receive, if approved by the Committee, an Option for the number of shares set forth opposite his office in Section 7.1 multiplied by a fraction, the numerator of which is the number of calendar months (with any partial month treated as a full month) between the date of his appointment to the Executive Council and the Termination Date and the denominator of which is 72. For example, an Employee appointed to the Executive Council while serving as Vice President 36 months prior to the Termination Date would receive an Option for 6,250 shares (12,500 x 36/72). In the event any person appointed to the Executive Council does not hold an office set forth in Section 7.1, such person shall receive an Option for the number of shares determined by the Committee in its sole discretion.
     7.3. Promotions. Any member of the Executive Council who is promoted by the Board to an office of higher rank (based on the order of titles set forth in Section 7.1) on or before the Termination Date shall receive, subject to availability of shares reserved for issuance under the Plan, an additional Option for the number of shares set forth in Section 7.1 opposite the office to which he is promoted minus the number of shares set forth opposite the office being vacated, multiplied by a fraction, the numerator of which is the number of calendar months (with any partial month being treated as a full month) between the date on which he is promoted and the Termination Date and the denominator of which is
72. For example, an Employee who is promoted from Vice President to Senior Vice President 36 months prior to the Termination Date would receive an additional Option for 6,250 shares ((25,000 - 12,500) x 36/72). In the event any member of the Executive Council is promoted to or from an office not set forth in Section 7.1, such person shall receive an additional Option for the number of shares determined by the Committee in its sole discretion.
     7.4. Demotions. In the event any member of the Executive Council is subsequently demoted to an office of lower rank (based on the order of titles set forth in Section 7.1), any Option held by such person that has not previously become exercisable in accordance with Section 9 shall be automatically forfeited with respect to the number of shares set forth above opposite the office being vacated by him minus the number of shares set forth opposite the office to which he is demoted, multiplied by a fraction, the numerator of which is the number of calendar months (with any partial month treated as a full month) between the date of such demotion and the Termination Date and the denominator of which is
72. For example, an Employee who is demoted from Executive Vice President to Senior Vice President 36 months prior to the Termination Date would forfeit his Option with respect to 12,500 shares ((50,000 - 25,000) x 36/72). In the event any member of the Executive Council is subsequently demoted to or from an office not set forth in Section 7.1, the extent to which any Option held by such person shall be forfeited shall be determined by the Committee in its sole discretion.
     7.5. Removal. In the event any member of the Executive Council is subsequently removed from the Executive Council, any Option held by such person shall be automatically forfeited to the extent that such Option has not previously become exercisable in accordance with Section 9.

                                    8.

                               OPTION PRICE

     The Option Price for each share of Common Stock subject to an Option granted under Section 7.1 shall be equal to 105% of the Fair Market Value of the Common Stock on the Effective Date. The Option Price of any Option granted under Section 7.2 or Section 7.3 hereof shall be equal to the percentage of the Fair Market Value of the Common Stock on the date the Option is granted as follows:

     Calendar year Option
        is granted                 Percentage
          1993                          105%
          1994                          104%
          1995                          103%
          1996                          102%
          1997                          101%
          1998                          100%

     The Option Price shall be payable in cash in full upon the exercise of any Option, or, if approved by the Committee, the Employee may pay all or part of the Option Price upon exercise of the Option in shares of Common Stock already held by the Employee. In the event that all or part of the Option Price is paid in shares of Common Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the Option.

                                    9.

                              EXERCISE PERIOD

     All Options granted under this Plan shall become exercisable in installments in accordance with "Exhibit A" attached to the Plan and incorporated herein.
     All Options granted under this Plan shall terminate on the tenth anniversary of the Effective Date, without regard to the date on which the Option was granted.
     An Option may not be exercised after the termination of employment of an Employee with PMSC or its subsidiaries, except as set forth in this paragraph. In the event of (i) the retirement of an Employee after reaching normal retirement age in accordance with the practices and policies of PMSC then in effect, except for early retirement, (ii) the early retirement of any Employee for which the Committee in its discretion determines the extension of exercisability to be in the best interest of PMSC, or (iii) the permanent disability of an Employee, any Option held by such Employee shall become immediately exercisable with respect to all of the shares subject thereto and shall be exercisable for a period of three (3) months from said retirement or disability. In the event of the death of an Employee, during his employment or within three (3) months after disability or retirement as described in the preceding sentence, any Option held by such Employee shall be immediately exercisable with respect to all shares subject thereto and shall be exercisable for a period of one (1) year from the date of death, as described in Section 10 below. In no event shall any such extended period result in the exercise of an Option later than the date which is the tenth anniversary of the date such Option is granted.


                                    10.

                            NONTRANSFERABILITY

     No Option granted under this Plan shall be transferable by an Employee other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Employee's lifetime only by the Employee. The estate of a deceased Employee or the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee.

                                    11.

                          SECURITIES REGISTRATION

     Each Option Agreement shall provide that, upon the receipt of shares of Common Stock as a result of the surrender or exercise of an Option, the Employee shall, if so requested by PMSC, hold such shares of Common Stock for investment and not for resale or distribution to the public and, if so requested by PMSC, shall deliver to PMSC a written statement satisfactory to PMSC to that effect. As for Common Stock issued pursuant to this Plan, PMSC at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Common Stock to an Employee under the Securities Act of 1933 and under any other applicable securities laws or to qualify such Common Stock for an exemption under any such laws prior to the issuance of such Common Stock to an Employee; however, PMSC shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Common Stock by an Employee.

                                    12.

                               LIFE OF PLAN

     No Option shall be granted under this Plan after the earlier of:
     (1) December 31, 1998, in which event the Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

     (2)  the date on which all of the Common Stock reserved under
Section 3 of this Plan has (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    13.

                           CERTAIN TRANSACTIONS

     13.1. Adjustments in Stock. The maximum number of shares of Common Stock which may be issued under this Plan, and the number of shares of Common Stock subject to outstanding Options and the Option price thereunder shall be proportionately adjusted for any increase or decrease in the number of issued shares of capital common stock of PMSC resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by PMSC; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.
     13.2. Change in Control. If there is a Change in Control (as hereinafter defined) of PMSC prior to the Expiration Date, then, notwithstanding any other provision of this Plan to the contrary, each Option then outstanding shall become immediately exercisable in full and shall become nonforfeitable regardless of whether there is a change in office or employment status subsequent to such Change in Control. For purposes of this Section, a "Change in Control" shall be deemed to have occurred in the event (1) that PMSC becomes a subsidiary of another corporation or is merged or consolidated into another corporation or substantially all of its assets are sold to another corporation or (2) any person, corporation, partnership or other entity, either alone or in conjunction with its "affiliates" as that term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended, or other group of persons, corporations, partnerships or other entities who are not affiliates, but who are acting in concert, becomes the owner of record or beneficially of securities of PMSC which represent thirty-three and one-third percent (33 1/3%) or more of the combined voting power of PMSC's then outstanding securities entitled to elect directors or (3) the Board or a committee thereof makes a determination in its reasonable judgment that a Change in Control of PMSC has taken place.
     13.3. Sale or Merger. In the event of dissolution or liquidation of PMSC or any merger or combination in which PMSC is not the surviving corporation, each outstanding Option granted hereunder shall terminate, but the Employee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it is then exercisable, without regard to any installment exercise provision under the Plan.

                                    14.

                             AMENDMENT TO PLAN

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of PMSC (1) to increase the number of shares reserved under Section 3, (2) to extend the maximum life of the Plan under
Section 12 or the maximum exercise period under Section 9, (3) to decrease the minimum Option Price under Section 8, (4) to change the class of persons eligible for Options under Section 6 or to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in this Plan or (5) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits
accruing under this Plan.   The Board also may suspend the granting
of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that except as set forth in this Plan no party shall have the right to modify, amend or cancel any Option granted before such suspension or termination unless the Employee consents in writing to such modification, amendment or cancellation.

                                    15.

                               MISCELLANEOUS

     15.1. No Shareholder Rights. No Employee shall have any right as a shareholder of PMSC as a result of the grant of an Option under this Plan or the exercise of such Option, pending the actual delivery of the Common Stock subject to such Option to such Employee.
     15.2. No Contract of Employment. The grant of an Option to an Employee under the Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.
     15.3. Withholding. The exercise of any Option granted under this Plan shall constitute an Employee's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the

Committee in its discretion deems applicable to such exercise, including payment by withholding of shares subject to the exercise.
     15.4. Construction. This Plan shall be construed under the laws of the State of South Carolina.





                                 EXHIBIT A

                             VESTING SCHEDULE

     1. Members on the Effective Date of the Plan: Subject to the special rules for promotions and demotions set forth below, Options granted pursuant to Section 7.1 shall become exercisable in installments, as follows:

     (1) On or after January 1, 1995, the Option shall be exercisable with respect to twenty-five percent (25%) of the number of shares subject to the Option;

     (2) On or after January 1, 1997, the Option shall be exercisable with respect to an additional twenty-five percent (25%) of the number of shares subject to the Option; and

     (3) On or after January 1, 1999, the Option shall be exercisable in full.

     The special rules set forth in paragraphs 2,3 and 4 below are intended to provide for an equitable adjustment in the vesting of Options, consistent with the purpose of the Plan to provide long-term performance incentive, in the event of new appointments to the

Executive Council, promotions and demotions.

     2.  New Appointments:   Subject to the special rules for
promotions and demotions set forth below, all Options granted pursuant to Section 7.2 shall become exercisable in installments on the dates indicated below in accordance with the following formulas:

     January 1, 1995:    S  x       P1
                               P1 + P2 + 2P3

     January 1, 1997:    S  x       P2
                               P1 + P2 + 2P3

     January 1, 1999:    S  x      2P3
                               P1 + P2 + 2P3

For purposes of applying the formulas:

     S    =    the number of shares subject to such Option.

     P1   =    the number of months (with any partial month
               treated as a full month) during which the Employee is a member of the Executive Council between January 1, 1993 and December 31, 1994.

     P2   =    the number of months (with any partial month
               treated as a full month) during which the Employee is a member of the Executive Council between January 1, 1995 and December 31, 1996.

     P3   =    the number of months (with any partial month
               treated as a full month) during which the Employee is a member of the Executive Council between January 1, 1997 and December 31, 1998.

     3. Promotions: In the event an Employee is granted an additional Option pursuant to Section 7.3, such additional Option shall become exercisable under the formulas set forth in paragraph 2 above as if the Employee had become a member of the Executive Council on the date of such promotion. The promotion shall not affect the vesting of the Option previously granted to such Employee, which shall become exercisable according to the formulas set forth above without regard to the promotion.

     4. Demotions: In the event the number of shares subject to an Option is reduced pursuant to Section 7.4, the number of shares with respect to which such Option becomes exercisable on each subsequent vesting date shall be reduced by the number determined using the formulas set forth in paragraph 2 above, substituting the total number of shares with respect to which the Option is reduced as "S" in the formula and substituting the number of months the Employee holds the lower-ranking office for the number of months the Employee is a member of the Executive Council.

     For example, a Senior Vice President who was a member of the Executive Council on January 1, 1993 and received an Option for 25,000 shares pursuant to Section 7.1 but was demoted to Vice President on January 1, 1996 would, pursuant to Section 7.3, forfeit such option with respect to 6,250 shares. The number of shares with respect to which such Option would have otherwise have become exercisable on January 1, 1997 (6,250) would be reduced by 1,250 shares (6,250 x (12/60)) to 5,000 shares. The number of shares with respect to which such Option would otherwise have become exercisable on January 1, 1999 (12,500) shall be reduced by 5,000 shares (6,250 x (48/60)) to 7,500 shares.

     5. Vesting Tables: The Vesting Tables attached hereto as Exhibit A-1 are derived from the formulas set forth in this Exhibit and provide examples of when an Option granted to a Vice President becomes exercisable, using a variety of dates of appointment to the Executive Council. The "Total Options Granted" column indicates the total number of shares subject to such Option, based on a Vice President being appointed to the Executive Council on the "Appointment Date" shown in the second column.

     The "End of First Period," "End of Second Period" and "End of Final Period" columns indicate the number of shares of the total Option which become exercisable on January 1, 1995, January 1, 1997 and January 1, 1999, respectively. For example, a Vice President who is appointed to the Executive Council on January 1, 1993 receives an Option of 12,500 shares, which becomes exercisable as follows: 3,125 on January 1, 1995; 3,125 shares on January 1, 1997; and 6,250 shares on January 1, 1999.

     The four columns at the right under "Percentage Exercisable

Table" illustrate the percentage of the total Option which becomes exercisable on the exercise dates indicated. This portion of the table can be used to determine when an Option for any number of shares becomes exercisable, based on the particular Appointment Date shown in the second column. For example, a Senior Vice President entering the Plan on January 1, 1993 would, pursuant to
Section 7.1, be entitled to an Option for 25,000 shares. The Option would become exercisable as follows: 6,250 shares (25% of 25,000) on January 1, 1995; 6,250 shares (25% of 25,000) on January
1, 1997; and 12,500 shares (50% of 25,000) on January 1,
1999.

                                   EXHIBIT A-1


                                 VESTING TABLES
                 ILLUSTRATING EXCERCISABILITY OF OPTIONS GRANTED


         NUMBER OF SHARES EXERCISABLE TABLE                  PERCENTAGE EXERCISABLE TABLE

                       END OF   END OF   END OF            END OF   END OF   END OF
TOTAL                  FIRST    SECOND   FINAL             FIRST    SECOND   FINAL
OPTIONS  APPOINTMENT   PERIOD   PERIOD   PERIOD            PERIOD   PERIOD   PERIOD
GRANTED      DATE     (1/1/95) (1/1/97) (1/1/99)  TOTAL   (1/1/95) (1/1/97) (1/1/99)  TOTAL
12,500     1/1/93      3,125    3,125    6,250   12,500    25.00%   25.00%   50.00%  100.00%
12,326     2/1/93      2,984    3,114    6,228   12,326    24.21%   25.26%   50.53%  100.00%
12,152     3/1/93      2,844    3,103    6,205   12,152    23.40%   25.53%   51.07%  100.00%
11,979     4/1/93      2,705    3,091    6,183   11,979    22.58%   25.81%   51.61%  100.00%
11,805     5/1/93      2,566    3,080    6,159   11,805    21.74%   26.09%   52.17%  100.00%
11,631     6/1/93      2,428    3,068    6,135   11,631    20.88%   26.37%   52.75%  100.00%
11,458     7/1/93      2,292    3,055    6,111   11,458    20.00%   26.67%   53.33%  100.00%
11,284     8/1/93      2,155    3,043    6,086   11,284    19.10%   26.97%   53.93%  100.00%
11,111     9/1/93      2,020    3,030    6,061   11,111    18.18%   27.27%   54.55%  100.00%
10,937    10/1/93      1,886    3,017    6,034   10,937    17.24%   27.59%   55.17%  100.00%
10,763    11/1/93      1,752    3,004    6,007   10,763    16.28%   27.91%   55.81%  100.00%
10,590    12/1/93      1,620    2,990    5,980   10,590    15.29%   28.24%   56.47%  100.00%
10,416     1/1/94      1,488    2,976    5,952   10,416    14.29%   28.57%   57.14%  100.00%
10,243     2/1/94      1,358    2,962    5,923   10,243    13.25%   28.92%   57.83%  100.00%
10,069     3/1/94      1,228    2,947    5,894   10,069    12.20%   29.27%   58.53%  100.00%
 9,895     4/1/94      1,099    2,932    5,864    9,895    11.11%   29.63%   59.26%  100.00%
 9,722     5/1/94        972    2,917    5,833    9,722    10.00%   30.00%   60.00%  100.00%
 9,548     6/1/94        846    2,901    5,801    9,548     8.86%   30.38%   60.76%  100.00%
 9,375     7/1/94        721    2,885    5,769    9,375     7.69%   30.77%   61.54%  100.00%
 9,201     8/1/94        597    2,868    5,736    9,201     6.49%   31.17%   62.34%  100.00%
 9,027     9/1/94        475    2,851    5,701    9,027     5.26%   31.58%   63.16%  100.00%
 8,854    10/1/94        354    2,833    5,667    8,854     4.00%   32.00%   64.00%  100.00%
 8,680    11/1/94        235    2,815    5,630    8,680     2.70%   32.43%   64.87%  100.00%
 8,506    12/1/94        117    2,796    5,593    8,506     1.37%   32.88%   65.75%  100.00%



                               EXHIBIT A-1 (CONT.)


  NUMBER OF SHARES EXERCISABLE TABLE                        PERCENTAGE EXERCISABLE TABLE

                       END OF   END OF   END OF           END OF   END OF   END OF
TOTAL                  FIRST    SECOND   FINAL            FIRST    SECOND   FINAL
OPTIONS  APPOINTMENT   PERIOD   PERIOD   PERIOD           PERIOD   PERIOD   PERIOD
GRANTED      DATE     (1/1/95) (1/1/97) (1/1/99)  TOTAL  (1/1/95) (1/1/97) (1/1/99)  TOTAL
8,333       1/1/95         0    2,778    5,555    8,333    0.00%   33.33%   66.67%  100.00%
8,159       2/1/95         0    2,643    5,516    8,159    0.00%   32.39%   67.61%  100.00%
7,986       3/1/95         0    2,510    5,476    7,986    0.00%   31.43%   68.57%  100.00%
7,812       4/1/95         0    2,378    5,434    7,812    0.00%   30.43%   69.57%  100.00%
7,638       5/1/95         0    2,246    5,392    7,638    0.00%   29.41%   70.59%  100.00%
7,465       6/1/95         0    2,117    5,348    7,465    0.00%   28.36%   71.64%  100.00%
7,291       7/1/95         0    1,988    5,303    7,291    0.00%   27.27%   72.73%  100.00%
7,118       8/1/95         0    1,862    5,256    7,118    0.00%   26.15%   73.85%  100.00%
6,944       9/1/95         0    1,736    5,208    6,944    0.00%   25.00%   75.00%  100.00%
6,770      10/1/95         0    1,612    5,158    6,770    0.00%   23.81%   76.19%  100.00%
6,597      11/1/95         0    1,490    5,107    6,597    0.00%   22.58%   77.42%  100.00%
6,423      12/1/95         0    1,369    5,054    6,423    0.00%   21.31%   78.69%  100.00%
6,250       1/1/96         0    1,250    5,000    6,250    0.00%   20.00%   80.00%  100.00%
6,076       2/1/96         0    1,133    4,943    6,076    0.00%   18.64%   81.36%  100.00%
5,902       3/1/96         0    1,018    4,884    5,902    0.00%   17.24%   82.76%  100.00%
5,729       4/1/96         0      905    4,824    5,729    0.00%   15.79%   84.21%  100.00%
5,555       5/1/96         0      794    4,761    5,555    0.00%   14.29%   85.71%  100.00%
5,381       6/1/96         0      685    4,696    5,381    0.00%   12.73%   87.27%  100.00%
5,208       7/1/96         0      579    4,629    5,208    0.00%   11.11%   88.89%  100.00%
5,034       8/1/96         0      475    4,559    5,034    0.00%    9.43%   90.57%  100.00%
4,861       9/1/96         0      374    4,487    4,861    0.00%    7.69%   92.31%  100.00%
4,687      10/1/96         0      276    4,411    4,687    0.00%    5.88%   94.12%  100.00%
4,513      11/1/96         0      181    4,332    4,513    0.00%    4.00%   96.00%  100.00%
4,340      12/1/96         0       89    4,251    4,340    0.00%    2.04%   97.96%  100.00%



                               EXHIBIT A-1 (CONT.)


    NUMBER OF SHARES EXERCISABLE TABLE                      PERCENTAGE EXERCISABLE TABLE

                       END OF   END OF   END OF           END OF   END OF   END OF
TOTAL                  FIRST    SECOND   FINAL            FIRST    SECOND   FINAL
OPTIONS  APPOINTMENT   PERIOD   PERIOD   PERIOD           PERIOD   PERIOD   PERIOD
GRANTED     DATE      (1/1/95) (1/1/97) (1/1/99)  TOTAL  (1/1/95) (1/1/97) (1/1/99)   TOTAL
4,166      1/1/97          0        0    4,166    4,166    0.00%    0.00%   100.00%  100.00%
3,993      2/1/97          0        0    3,993    3,993    0.00%    0.00%   100.00%  100.00%
3,819      3/1/97          0        0    3,819    3,819    0.00%    0.00%   100.00%  100.00%
3,645      4/1/97          0        0    3,645    3,645    0.00%    0.00%   100.00%  100.00%
3,472      5/1/97          0        0    3,472    3,472    0.00%    0.00%   100.00%  100.00%
3,298      6/1/97          0        0    3,298    3,298    0.00%    0.00%   100.00%  100.00%
3,125      7/1/97          0        0    3,125    3,125    0.00%    0.00%   100.00%  100.00%
2,951      8/1/97          0        0    2,951    2,951    0.00%    0.00%   100.00%  100.00%
2,777      9/1/97          0        0    2,777    2,777    0.00%    0.00%   100.00%  100.00%
2,604     10/1/97          0        0    2,604    2,604    0.00%    0.00%   100.00%  100.00%
2,430     11/1/97          0        0    2,430    2,430    0.00%    0.00%   100.00%  100.00%
2,256     12/1/97          0        0    2,256    2,256    0.00%    0.00%   100.00%  100.00%
2,083      1/1/98          0        0    2,083    2,083    0.00%    0.00%   100.00%  100.00%
1,909      2/1/98          0        0    1,909    1,909    0.00%    0.00%   100.00%  100.00%
1,736      3/1/98          0        0    1,736    1,736    0.00%    0.00%   100.00%  100.00%
1,562      4/1/98          0        0    1,562    1,562    0.00%    0.00%   100.00%  100.00%
1,388      5/1/98          0        0    1,388    1,388    0.00%    0.00%   100.00%  100.00%
1,215      6/1/98          0        0    1,215    1,215    0.00%    0.00%   100.00%  100.00%
1,041      7/1/98          0        0    1,041    1,041    0.00%    0.00%   100.00%  100.00%
  868      8/1/98          0        0      868      868    0.00%    0.00%   100.00%  100.00%
  694      9/1/98          0        0      694      694    0.00%    0.00%   100.00%  100.00%
  520     10/1/98          0        0      520      520    0.00%    0.00%   100.00%  100.00%
  347     11/1/98          0        0      347      347    0.00%    0.00%   100.00%  100.00%
  173     12/1/98          0        0      173      173    0.00%    0.00%   100.00%  100.00%
